                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          John R. Walter
                                          -------------------------------------
                                          John R. Walter

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          Peter F. Murphy
                                          -------------------------------------
                                          Peter F. Murphy

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          Martha Layne Collins
                                          -------------------------------------
                                          Martha Layne Collins

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          James R. Donnelley
                                          -------------------------------------
                                          James R. Donnelley

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          Charles C. Haffner III
                                          -------------------------------------
                                          Charles C. Haffner III

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          Thomas S. Johnson
                                          -------------------------------------
                                          Thomas S. Johnson

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          Richard M. Morrow
                                          -------------------------------------
                                          Richard M. Morrow

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          John M. Richman
                                          -------------------------------------
                                          John M. Richman

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          William D. Sanders
                                          -------------------------------------
                                          William D. Sanders

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          Jerre L. Stead
                                          -------------------------------------
                                          Jerre L. Stead

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          Bide L. Thomas
                                          -------------------------------------
                                          Bide L. Thomas

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          H. Blair White
                                          -------------------------------------
                                          H. Blair White

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and Thomas J. Quarles, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: July 27, 1995

                                          Stephen M. Wolf
                                          -------------------------------------
                                          Stephen M. Wolf